CONFLICT MINERALS REPORT

MERIT MEDICAL SYSTEMS, INC.
YEAR ENDED DECEMBER 31, 2022

This Conflict Minerals Report (this “Report”) for the year ended December 31, 2022, is presented by Merit Medical Systems, Inc. (“Merit”) to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (“3TG”).

Company Overview

Merit Medical Systems, Inc. is a leading manufacturer and marketer of proprietary medical devices used in interventional, diagnostic, and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care and endoscopy. We strive to be the most customer-focused company in healthcare. Each day we are determined to make a difference by understanding our customers’ needs and innovating and delivering a diverse range of products that improve the lives of people and communities throughout the world. We believe that long-term value is created for our customers, employees, shareholders, and communities when we focus outward and are determined to deliver an exceptional customer experience.

Our world headquarters is located in South Jordan, Utah, with our principal office for European operations located in Galway, Ireland and our principal office for Asian distribution located in Beijing, China. We also support our European operations from a distribution and customer service facility located in Maastricht, The Netherlands. In addition, we lease commercial space in India, Hong Kong, Italy, Dubai, Australia, Canada, Brazil, Malaysia, South Korea, Japan, South Africa, Singapore, Great Britain, Vietnam, Taiwan, New Zealand, Indonesia, and France, as well as in California and Texas. Our principal manufacturing and packaging facilities are located in Utah, Virginia, Texas, Ireland, Brazil, France, Singapore, Mexico, and The Netherlands. Our research and development activities are conducted principally at facilities located in Utah, California, Texas, Ireland, France, and Singapore.

Due DILIGENCE

Merit determined that some of its products were likely to contain 3TG due to the anticipated presence of such minerals in certain products manufactured by or for Merit or in parts or materials obtained from suppliers.

Merit has conducted a good faith and reasonable country of origin inquiry regarding the origin of the 3TG necessary for the functionality or production of products manufactured, or contracted to be manufactured, by or for Merit. The reasonable country of origin inquiry consisted of a survey of supply-chain suppliers of metal parts or materials necessary for the functionality or production of products manufactured by or for Merit. Merit is several steps removed in the supply chain from the actual mining of and processing of minerals that are in the materials Merit purchases for use in its products. Given the complexity of its supply chain, Merit relies on its suppliers to provide information relevant to the origin of the 3TG contained in materials Merit purchases, including sources of 3TG that are supplied to them in earlier stages of the supply chain. A large number of Merit’s suppliers and their suppliers are not subject to Securities and Exchange Commission (“SEC”) regulations; therefore, its ability to obtain information responsive to the Rule’s requirements is subject to the cooperation of these suppliers.

Merit utilized the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas to the extent practicable and reasonable given Merit’s particular supply chain and industry. Merit sought to identify the originating smelter or refinery for 3TG in an attempt to discover whether or not the smelter or refinery had been determined to be conflict-free by existing industry and/or trade association programs.

For the 2022 reporting year, Merit surveyed its suppliers with an 85% response rate. Merit did additional work in the past year to narrow its “in scope” number of suppliers subject to the survey and expects its greater scrutiny of the supply chain will result in improved response rates and more meaningful diligence in the years to come.

Results

Of the suppliers that responded to Merit’s survey questionnaire, the vast majority responded that their products, parts, or processes either did not contain 3TG or that any 3TG contained in their products, parts, or processes did not originate in the Democratic Republic of the Congo or adjoining countries. A significant majority of Merit’s suppliers that reported the presence of 3TG identified the smelter facilities providing such minerals as being “conflict free,” as determined by programs such as the Conflict Free Smelter Program of the Electronic Industry Citizenship Coalition and the Global e-Sustainability Initiative or that the supply of 3TG originated from scrap or recycled sources. A small number of suppliers responded that their smelters confirmed sourcing from the Democratic Republic of the Congo or adjoining countries, but these suppliers were unable to confirm that the smelters were conflict-free. Because not all of Merit’s suppliers adequately responded to Merit’s multiple inquiries, Merit has been unable to determine the precise origin of some of the 3TG minerals contained in or utilized in the manufacture of such products for the year ended December 31, 2022.

Based on Merit’s due diligence efforts, Merit does not have sufficient information to conclusively determine all of the smelters or the countries of origin for the 3TG minerals in all of Merit’s products.

Independent Audit

This Report has not been subject to an independent private sector audit, in recognition of the final judgment by the District Court for the District of Columbia in National Association of Manufacturers, et. al. v. Securities and Exchange Commission, et. al., No. 13-CF-000635 (D.D.C. Apr. 3, 2017), and regulatory guidance provided by the SEC on remand. Moreover, pursuant to the SEC rule and SEC staff guidance, because Merit does not affirmatively label its products as “DRC conflict free,” it is not required to obtain an independent private-sector audit (IPSA) and include the audit report as part of a conflict minerals report.

Policies Applicable to Conflict minerals

As part of its due diligence efforts, Merit also has developed a Conflict Minerals Policy (available at http://www.merit.com/about/conflict-minerals-policy/) and a Code of Conduct for Suppliers (available at http://www.merit.com/about/code-of-conduct-for-suppliers/). The Code of Conduct for Suppliers includes important expectations in the area of Corporate Social Responsibility (CSR), particularly labor standards. These two documents outline the expectations Merit has for its suppliers, as well as steps Merit may choose to take for any non-compliance by its suppliers with the Policy or Code of Conduct.

Steps to be Taken in 2023

Merit plans to continue to improve its due diligence process in 2023 to further mitigate the risk that 3TG in Merit’s products does not finance or benefit armed groups in the Democratic Republic of the Congo or adjoining countries. These improvements include:

●	Continuing to strengthen engagement with relevant suppliers, including modifying its due diligence system and supplier database to ensure that its communications are focused on those suppliers most likely to provide Merit with products or material that contain 3TG.
●	Assigning additional resources in its Corporate Social Responsibility (CSR) program, which should benefit its due diligence under both the US conflict minerals regulation as well as the European Union conflict minerals requirements.
●	Adopting new systems and technologies to enhance Merit’s scrutiny of its supply chain, including the assignment of resources from Merit’s Procurement and Operations teams to improve the vetting and monitoring of Merit’s suppliers.
●	Adapting to new and different supplier due diligence and sourcing strategies in the wake of the COVID-19 pandemic.
●	Continuing to provide feedback to suppliers regarding inadequate reporting or completion of the CMRT assessment.

APPENDIX 1

Known Smelters and Locations

f
Metal	Smelter Name	Smelter Country
Tantalum	5D Production OU	Estonia
Gold	8853 S.p.A.	Italy
Tungsten	A.L.M.T. Corp.	Japan
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan
Gold	ABC Refinery Pty Ltd.	Australia
Gold	Abington Reldan Metals, LLC	United States of America
Tungsten	ACL Metais Eireli	Brazil
Gold	Advanced Chemical Company	United States of America
Gold	African Gold Refinery	Uganda
Gold	Agosi AG	Germany
Gold	AGR Mathey	Australia
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Al Etihad Gold LLC	United Arab Emirates
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil
Gold	Albino Mountinho Lda.	Portugal
Gold	Alexy Metals	United States of America
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
Tungsten	Allied Material Corporation	Japan
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Tin	Alpha	United States of America
Tin	Alpha Metals	United States of America
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	Japan
Tantalum	AMG Brasil	Brazil
Tin	An Thai Minerals Co., Ltd.	Viet Nam
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam
Gold	AngloGold Ashanti Brazil	Brazil
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	China
Tin	Arco Alloys	United States of America
Gold	Argor-Heraeus S.A.	Switzerland
Tungsten	Artek LLC	Russian Federation
Gold	Asahi Pretec Corp.	Japan
Gold	Asahi Refining Canada Ltd.	Canada
Gold	Asahi Refining USA Inc.	United States of America
Gold	Asaka Riken Co., Ltd.	Japan
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Tungsten	ATI Tungsten Materials	United States of America
Gold	AU Traders and Refiners	South Africa

Gold	Augmont Enterprises Private Limited	India
Gold	Aurubis AG	Germany
Tin	Aurubis Beerse	Belgium
Tin	Aurubis Berango	Spain
Gold	Baiyin Nonferrous Group Co.,Ltd	China
Gold	Bangalore Refinery	India
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Gold	Bank Of Taiwan	Taiwan
Gold	Bauer Walser AG	Germany
Tungsten	BESEEM MINING CO., LTD.	China
Gold	Boliden AB	Sweden
Gold	C. Hafner GmbH + Co. KG	Germany
Gold	C.I Metales Procesados Industriales SAS	Colombia
Gold	Caridad	Mexico
Tungsten	CB CERATIZIT Zhangzhou Carbide Co.,Ltd	China
Gold	CCR	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	Cendres + Metaux S.A.	Switzerland
Gold	CGR Metalloys Pvt Ltd.	India
RMI	Changsha	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tin	Chengfeng Metals Co Pte Ltd	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China
Tin	Chenzhou Yun Xiang mining limited liability company	China
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China
Gold	Chimet S.p.A.	Italy
Gold	China Gold Deal Investment Co., Ltd.	China
Tungsten	China Molybdenum Co., Ltd.	China
Tungsten	China Molybdenum Tungsten Co., Ltd.	China
Tin	China Tin Group Co., Ltd.	China
Tin	China Yunnan Tin Co Ltd.	China
Gold	China's Shandong Gold Mining Co., Ltd	China
Tin	Chofu Works	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Gold	Chugai Mining	Japan
Tin	CNMC (Guangxi) PGMA Co., Ltd.	China
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tin	Cookson	Switzerland
Gold	Cookson Métaux Précieux - Cookson CLAL	France
Tin	Cooperativa Metalurgica de Rondonia Ltda.	Brazil
Tantalum	CP Metals Inc.	United States of America
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil

Tin	CRM Fundição De Metais E Comércio De Equipamentos Eletrônicos Do Brasil Ltda	Brazil
Tin	CRM Synergies	Spain
Tungsten	Cronimet Brasil Ltda	Brazil
Tin	CV Ayi Jaya	Indonesia
Tin	CV Dua Sekawan	Indonesia
Tin	CV Gita Pesona	Indonesia
Tin	CV Nurjanah	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV Venus Inti Perkasa	Indonesia
Tantalum	D Block Metals, LLC	United States of America
Gold	Daejin Indus Co., Ltd.	Korea, Republic of
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany
Gold	Dijllah Gold Refinery FZC	United Arab Emirates
Gold	DODUCO Contacts and Refining GmbH	Germany
Gold	DODUCO GmbH	Germany
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China
Tin	Dongguan City Xida Soldering Tin Products Co.	China
Gold	Dongwu Gold Group	China
Gold	Dosung metal	Korea, Republic of
Gold	Dowa	Japan
Gold	Dowa Metals & Mining Co. Ltd	Japan
Tin	DS Myanmar	Myanmar
Gold	DSC (Do Sung Corporation)	Korea, Republic of
Tantalum	Duoluoshan	China
Gold	Eco-System Recycling Co., Ltd.	Japan
Gold	Eco-System Recycling Co., Ltd. East Plant	Japan
Gold	Eco-System Recycling Co., Ltd. North Plant	Japan
Gold	Eco-System Recycling Co., Ltd. West Plant	Japan
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam
Gold	Elemetal Refining, LLC	United States of America
Tin	Elmet S.L.U.	Spain
Tin	EM Vinto	Bolivia
Gold	Emerald Jewel Industry India Limited (Unit 1)	India
Gold	Emerald Jewel Industry India Limited (Unit 2)	India
Gold	Emerald Jewel Industry India Limited (Unit 3)	India
Gold	Emerald Jewel Industry India Limited (Unit 4)	India
Gold	Emirates Gold DMCC	United Arab Emirates
Tin	Empresa Metalúrgica Vinto	Bolivia
Tin	Estanho de Rondonia S.A.	Brazil
Tantalum	Exotech Inc.	United States of America

Tantalum	F & X	China
Tantalum	F&X Electro-Materials Ltd.	China
Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil
Tin	Fenix Metals	Poland
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe
Tantalum	FIR Metals & Resource Ltd.	China
Gold	FSE Novosibirsk Refinery	Russian Federation
Gold	Fujairah Gold FZC	United Arab Emirates
Gold	Fujhara Refinery	United Arab Emirates
Tin	Fuji Metal Mining Corp.	Japan
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
Tungsten	Fujian Xinlu Tungsten	China
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	China
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	China
RMI	Ganzhou	China
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	India
Gold	Geib Refining Corporation	United States of America
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China
Tin	Gejiu Fengming Metallurgy Chemical Plant	China
Tin	Gejiu Jinye Mineral Company	China
Tin	Gejiu Kai Meng Industry and Trade LLC	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Yunxi Group Corp.	China
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China
Tin	Gejiu Zi-Li	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China
Tungsten	GEM Co., Ltd.	China
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	India
Tantalum	Global Advanced Metals Aizu	Japan
Tantalum	Global Advanced Metals Boyertown	United States of America
Tungsten	Global Tungsten & Powders Corp.	United States of America
Gold	Gold by Gold Colombia	Colombia
Gold	Gold Coast Refinery	Ghana
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China
Tungsten	GTP	United States of America
Gold	Guangdong Gaoyao Co	China
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China

Gold	Guangdong Jinding Gold Limited	China
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China
Tin	GuangXi China Tin	China
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	China
Tin	Guangxi Nonferrous Metals Group	China
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	China
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	China
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Inc.	United States of America
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Smelting GmbH & Co. KG	Germany
Tantalum	H.C. Starck Tantalum and Niobium GmbH	Germany
Tungsten	H.C. Starck Tungsten GmbH	Germany
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
Tungsten	HANNAE FOR T Co., Ltd.	Korea, Republic Of
Gold	HeeSung Metal Ltd.	Korea, Republic of
Gold	Heimerle + Meule GmbH	Germany
Gold	Henan Yuguang Gold & Lead Co., Ltd.	China
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China
Gold	Heraeus Germany GmbH Co. KG	Germany
Gold	Heraeus Metals Hong Kong Ltd.	China
Gold	Heraeus Metals Hong Kong.Ltd.	China
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Tin	Hezhou Jinwei Tin Co., Ltd.	China
Tantalum	Hi-Temp Specialty Metals, Inc.	United States of America
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China
Tungsten	Hubei Green Tungsten Co., Ltd.	China
Tin	HuiChang Hill Tin Industry Co., Ltd.	China
Tin	Huichang Jinshunda Tin Co., Ltd.	China
Tin	Hulterworth Smelter	China
Gold	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China
Tungsten	Hunan Jintai New Material Co., Ltd.	China
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	China
Tin	Hunan Xianghualing Tin Co. ltd	China
Gold	HwaSeong CJ CO., LTD.	Korea, Republic of

Tungsten	Hydrometallurg, JSC	Russian Federation
Gold	Industrial Refining Company	Belgium
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China
Gold	International Precious Metal Refiners	United Arab Emirates
Gold	Ishifuku Metal Industry Co., Ltd.	Japan
Gold	Istanbul Gold Refinery	Turkey
Gold	Italpreziosi	Italy
Gold	JALAN & Company	India
Gold	Japan Mint	Japan
Tungsten	Japan New Metals Co., Ltd.	Japan
Tin	Jiang Jia Wang Technology Co.	China
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China
Gold	Jiangxi Copper Co., Ltd.	China
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
Tin	Jiangxi Nanshan	China
Tin	Jiangxi New Nanshan Technology Ltd.	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China
Tantalum	Jiangxi Tuohong New Raw Material	China
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	China
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	China
Gold	Jinlong Copper Co.,Ltd.	China
Tantalum	Jiujiang Janny New Material Co., Ltd.	China
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	China
Tantalum	Jiujiang Tanbre Co., Ltd.	China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China
Gold	Johnson Matthey Inc.	United States of America
Gold	Johnson Matthey Inc. (USA)	United States of America
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation
Gold	JSC Novosibirsk Refinery	Russian Federation
Gold	JSC Uralelectromed	Russian Federation
Tin	Ju Tai Industrial Co., Ltd.	China
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan
Gold	K.A. Rasmussen	Norway

Gold	Kaloti Precious Metals	United Arab Emirates
Gold	Kazakhmys Smelting LLC	Kazakhstan
Gold	Kazzinc	Kazakhstan
Tantalum	KEMET Blue Metals	Mexico
Tantalum	KEMET Blue Powder	United States of America
Tantalum	KEMET de Mexico	Mexico
Tungsten	Kennametal Fallon	United States of America
Tungsten	Kennametal Huntsville	United States of America
Gold	Kennecott Utah Copper LLC	United States of America
Tungsten	KGETS Co., Ltd.	Korea, Republic of
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland
Tantalum	King-Tan Tantalum Industry Ltd.	China
Gold	Kojima Chemicals Co., Ltd.	Japan
Gold	Korea Zinc Co., Ltd.	Korea, Republic of
Tin	Kovohute Pribram nastupnicka, a. s.	Czech Republic
Gold	Kundan Care Products Ltd.	India
Tin	Kundur Smelter	Indonesia
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation
RMI	Laibin	China
Gold	L'azurde Company For Jewelry	Saudi Arabia
Tin	LIAN JING	China
Tungsten	Lianyou Metals Co., Ltd.	Taiwan
Gold	Lingbao Gold Co., Ltd.	China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China
Tungsten	LLC Volstok	Russian Federation
Tungsten	LLC Vostok	Russian Federation
Gold	L'Orfebre S.A.	Andorra
Tantalum	LSM Brasil S.A.	Brazil
Gold	LS-NIKKO Copper Inc.	Korea, Republic of
Gold	LT Metal Ltd.	Korea, Republic of
Tin	Luna Smelter, Ltd.	Rwanda
RMI	Luoyang	China
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China
Tin	M/s ECO Tropical Resources	Singapore
Tin	Ma An Shan Shu Guang Smelter Corp.	China
Tin	Ma'anshan Weitai Tin Co., Ltd.	China
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil
Tin	Malaysia Smelting Corporation (MSC)	Malaysia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China
Gold	Marsam Metals	Brazil
Tungsten	Masan High-Tech Materials	Viet Nam
Tungsten	Masan Tungsten Chemical LLC (MTC)	Viet Nam
Tin	Materials Eco-Refining Co., Ltd.	Japan
Tin	Materials Eco-Refining CO.,LTD	Japan
Gold	Materion	United States of America

Tantalum	Materion Newton Inc.	United States of America
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	MD Overseas	India
Tin	Melt Metais e Ligas S.A.	Brazil
Tantalum	Meta Materials	Macedonia
Tin	Metahub Industries Sdn. Bhd.	Malaysia
Gold	Metal Concentrators SA (Pty) Ltd.	South Africa
Tin	Metallic Resources, Inc.	United States of America
Gold	Metallix Refining Inc.	United States of America
Tin	Metallo Belgium N.V.	Belgium
Tin	Metallo Spain S.L.U.	Spain
Tin	Metallo-Chimique N.V.	Belgium
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	India
Tantalum	Metallurgical Products India Pvt., Ltd.	India
Gold	Metalor Switzerland	Switzerland
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
Gold	Metalor Technologies (Suzhou) Ltd.	China
Gold	Metalor Technologies S.A.	Switzerland
Gold	Metalor USA Refining Corporation	United States of America
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico
Gold	Met-Mex Pe?oles, S.A.	Mexico
Tin	Minchali Metal Industry Co., Ltd.	Taiwan
Tin	Mineracao Taboca S.A.	Brazil
Tin	Mineração Taboca S.A.	Brazil
Tin	Ming Li Jia smelt Metal Factory	China
Tin	Minsur	Peru
Gold	Mitsubishi Materials Corporation	Japan
Tantalum	Mitsui Mining & Smelting	Japan
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan
Gold	MK Electron co., Ltd.	Korea, Republic of
Gold	MKS PAMP SA	Switzerland
Gold	MMTC-PAMP India Pvt., Ltd.	India
Gold	Modeltech Sdn Bhd	Malaysia
Tungsten	Moliren Ltd.	Russian Federation
Tantalum	Molycorp Silmet A.S.	Estonia
Gold	Morris and Watson	New Zealand
Gold	Morris and Watson Gold Coast	Australia
Gold	Moscow Special Alloys Processing Plant	Russian Federation
Gold	N.E.Chemcat Corporation	Japan
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey
Tungsten	Nanchang Cemented Carbide Limited Liability Company	China
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	China
Tin	Nathan Trotter & Co., Inc.	United States of America

Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Tin	Ney Metals and Alloys	United States of America
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam
Gold	NH Recytech Company	Korea, Republic of
Tungsten	Niagara Refining LLC	United States of America
Gold	Nihon Material Co., Ltd.	Japan
Tantalum	Ningxia Non-Ferrous Metal Smeltery	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tin	Novosibirsk Processing Plant Ltd.	Russian Federation
Tin	Novosibirsk Tin Combine	Russian Federation
Tantalum	NPM Silmet AS	Estonia
Tungsten	NPP Tyazhmetprom LLC	Russian Federation
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Viet Nam
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Austria
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation
Gold	OJSC Novosibirsk Refinery	Russian Federation
Tin	Old City Metals Processing Co., Ltd.	China
Tin	OMODEO A. E S. METALLEGHE SRL	Italy
Tin	OMSA	Bolivia
Tungsten	OOO “Technolom” 1	Russian Federation
Tungsten	OOO “Technolom” 2	Russian Federation
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgicas S.A.	Bolivia
Gold	PAMP S.A.	Switzerland
Tin	Pan Light Corporation	Taiwan
Gold	Pease & Curren	United States of America
Gold	Penglai Penggang Gold Industry Co., Ltd.	China
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines
Gold	Planta Recuperadora de Metales SpA	Chile
Tin	Pongpipat Company Limited	Myanmar
Tantalum	Power Resources Ltd.	Macedonia
Tin	Precious Minerals and Smelting Limited	India
Tantalum	PRG Dooel	Macedonia
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Tin	PT Aries Kencana Sejahtera	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT ATD Makmur Mandiri Jaya	Indonesia

Tin	PT Babel Inti Perkasa	Indonesia
Tin	PT Babel Surya Alam Lestari	Indonesia
Tin	PT Bangka Prima Tin	Indonesia
Tin	PT Bangka Serumpun	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Belitung Industri Sejahtera	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Cipta Persada Mulia	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT Eunindo Usaha Mandiri	Indonesia
Tin	PT Inti Stania Prima	Indonesia
Tin	PT Justindo	Indonesia
Tin	PT Karimun Mining	Indonesia
Tin	PT Kijang Jaya Mandiri	Indonesia
Tin	PT Lautan Harmonis Sejahtera	Indonesia
Tin	PT Masbro Alam Stania	Indonesia
Tin	PT Menara Cipta Mulia	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Sukses Globalindo	Indonesia
Tin	PT NATARI	Indonesia
Tin	PT O.M. Indonesia	Indonesia
Tin	PT Panca Mega Persada	Indonesia
Tin	PT Premium Tin Indonesia	Indonesia
Tin	PT Prima Timah Utama	Indonesia
Tin	PT Putera Sarana Shakti (PT PSS)	Indonesia
Tin	PT Rajawali Rimba Perkasa	Indonesia
Tin	PT Rajehan Ariq	Indonesia
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Sariwiguna Binasentosa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Sukses Inti Makmur	Indonesia
Tin	PT Sumber Jaya Indah	Indonesia
Tin	PT Tambang Timah	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah Nusantara	Indonesia
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tirus Putra Mandiri	Indonesia
Tin	PT Tommy Utama	Indonesia
Tin	PT Wahana Perkit Jaya	Indonesia
Gold	PX Precinox S.A.	Switzerland
Gold	QG Refining, LLC	United States of America
Tantalum	QSIL Metals Hermsdorf GmbH	Germany
Tantalum	QuantumClean	United States of America

Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Refinery of Seemine Gold Co., Ltd.	China
Gold	Remondis Argentia B.V.	Netherlands
Gold	REMONDIS PMR B.V.	Netherlands
Gold	Republic Metals Corporation	United States of America
Tantalum	Resind Industria e Comercio Ltda.	Brazil
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	China
Gold	Royal Canadian Mint	Canada
Tin	Rui Da Hung	Taiwan
Gold	SAAMP	France
Gold	Sabin Metal Corp.	United States of America
Gold	Safimet S.p.A	Italy
Gold	SAFINA A.S.	Czech Republic
Gold	Sai Refinery	India
Gold	Samdok Metal	Korea, Republic of
Gold	Samduck Precious Metals	Korea, Republic of
Gold	Samwon Metals Corp.	Korea, Republic of
Gold	Sancus ZFS (L’Orfebre, SA)	Colombia
RMI	Sanmenxia	China
Gold	SAXONIA Edelmetalle GmbH	Germany
Gold	Schone Edelmetaal B.V.	Netherlands
Gold	ScotiaMocatta, The Bank of Nova Scotia	Hong Kong
Gold	Sellem Industries Ltd.	Mauritania
Gold	SEMPSA Joyeria Plateria S.A.	Spain
Gold	SEMPSA Joyería Platería S.A.	Spain
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China
Gold	Shandong Gold Smelting Co., Ltd.	China
Gold	Shandong Humon Smelting Co., Ltd.	China
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	China
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China
Gold	Shandong Yanggu Xiangguang Co., Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China
Gold	Shandong Zhongkuang Group Co.,Ltd.	China
Gold	Shang Hai Gold Exchange	China
Gold	Shenzhen CuiLu Gold Co., Ltd.	China
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China
Gold	Shirpur Gold Refinery Ltd.	India
Gold	Shyolkovsky	Russian Federation
Tin	Sichuan Guanghan Jiangnan casting smelters	China
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China
Tin	Sigma Tin Alloy Co., Ltd.	China
Gold	Singway Technology Co., Ltd.	Taiwan

Gold	So Accurate Group, Inc.	United States of America
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation
Tin	Soft Metais Ltda.	Brazil
Gold	Solar Applied Materials Technology Corp.	Taiwan
Tin	Solder Court Ltd.	China
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China
Gold	Sovereign Metals	India
Tin	Spectro Alloys Corp.	United States of America
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania
Gold	Sudan Gold Refinery	Sudan
Gold	Sumitomo Metal Mining Co., Ltd.	Japan
Gold	SungEel HiMetal Co., Ltd.	Korea, Republic of
Gold	Super Dragon Technology Co., Ltd.	China
Tin	Super Ligas	Brazil
Tin	Suzhou Nuonengda Chemical Co., Ltd.	China
Gold	T.C.A S.p.A	Italy
Tungsten	TaeguTec Ltd.	Korea, Republic of
Tin	Taicang City Nancang Metal Material Co., Ltd.	China
Tin	Taiwan high-tech Co., Ltd.	Taiwan
Tin	Taiwan Huanliang	Taiwan
Tin	Taiwan's lofty Enterprises Ltd.	Taiwan
Tantalum	Taki Chemical Co., Ltd.	Japan
Gold	Tanaka Denshi Kogyo K.K	Japan
Gold	Tanaka Kikinzoku Kogyo K.K	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Tantalum	TANIOBIS Co., Ltd.	Thailand
Tantalum	TANIOBIS GmbH	Germany
Tantalum	TANIOBIS Japan Co., Ltd.	Japan
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Germany
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Viet Nam
Tantalum	Telex Metals	United States of America
Tin	Tennessee Aluminum Processors	United States of America
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam
Tin	Thailand Mine Factory	Thailand
Tin	Thailand Smelting & Refining Co Ltd	Thailand
Tin	Thaisarco	Thailand
Gold	The Great Wall Gold and Silver Refinery of China	China
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China
Tin	Three green surface technology limited company	China
Tin	Tianshui Ling Bo Technology Co., Ltd.	China
Tin	TIN PLATING GEJIU	China
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	China

Tin	Tin Technology & Refining	United States of America
Gold	Tokuriki Honten Co., Ltd.	Japan
Tin	TONG LONG	China
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	China
Gold	Tony Goetz NV	Belgium
Gold	TOO Tau-Ken-Altyn	Kazakhstan
Tin	Top-Team Technology (Shenzhen) Ltd.	China
Gold	Torecom	Korea, Republic of
Tantalum	Tranzact, Inc.	United States of America
Gold	TSK Pretech	Korea, Republic of
Tungsten	Tungsten Vietnam Joint Stock Company	Viet Nam
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam
Tantalum	ULBA	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Gold	Umicore Brasil Ltda.	Brazil
Gold	Umicore Precious Metals Refining Hoboken	Belgium
Gold	Umicore Precious Metals Thailand	Thailand
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium
Tungsten	Unecha Refractory metals plant	Russian Federation
Gold	Union Bank of Switzerland (UBS)	Switzerland
Gold	United Precious Metal Refining, Inc.	United States of America
Gold	Universal Precious Metals Refining Zambia	Zambia
Tin	Untracore Co., Ltd.	Thailand
Gold	Valcambi S.A.	Switzerland
Gold	Value Trading	Belgium
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Viet Nam
Tin	VQB Mineral and Trading Group JSC	Viet Nam
Tungsten	WBH,Wolfram [Austria]	Austria
Gold	WEEEREFINING	France
Tin	WELLEY	Taiwan
Gold	Western Australian Mint (T/a The Perth Mint)	Australia
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil
Tin	White Solder Metalurgica	Brazil
Gold	WIELAND Edelmetalle GmbH	Germany
Tungsten	Wolfram Bergbau und Hutten AG	Austria
Tungsten	Woltech Korea Co., Ltd.	Korea, Republic of
Tin	WUJIANG CITY LUXE TIN FACTORY	China
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tin	Xianghualing Tin Industry Co., Ltd.	China
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China

Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China
Tin	XURI	China
Gold	Yamakin Co., Ltd.	Japan
Gold	Yamamoto Precious Co., Ltd.	Japan
Gold	Yamamoto Precious Metal Co., Ltd.	Japan
Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	China
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China
Tin	Yifeng Tin	China
Tin	Yiquan Manufacturing	China
Gold	Yokohama Metal Co., Ltd.	Japan
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	China
Tin	Yuecheng Tin Co., Ltd.	China
Tin	Yunnan Chengfeng	China
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China
Tin	Yunnan Chengo Electric Smelting Plant	China
Gold	Yunnan Copper Industry Co., Ltd.	China
Tin	Yunnan Copper Zinc Industry Co., Ltd.	China
Tin	Yunnan Geiju Smelting Corp.	China
Tin	Yunnan Industrial Co., Ltd.	China
Tin	Yunnan Malipo Baiyi Kuangye Co.	China
Tin	Yunnan Tin Company Limited	China
Tin	Yunnan Tin Company, Ltd.	China
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China
Gold	Zhaojin Mining Industry Co., Ltd.	China
Gold	Zhongkuang Gold Industry Co., Ltd.	China
Tin	Zhongshan Jinye Smelting Co.,Ltd	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	China
Gold	Zijin Mining Industry Corporation	China
Tin	ООО "Новосибирский оловянный комбинат"	Russian Federation